Execution Version
Exhibit 4.1
AMENDMENT NO. 1
to the
REGISTRATION RIGHTS AGREEMENT
AMENDMENT NO. 1, dated as of December 8, 2021 (this “Amendment”), to the Registration Rights Agreement, dated as of June 9, 2020, by and among Albertsons Companies, Inc., a Delaware corporation (the “Company”) and each of the other parties thereto (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Registration Rights Agreement”).

WHEREAS, pursuant to Section 4.3 of the Registration Rights Agreement, the Company and the Preferred Investors Holders holding a majority of the Preferred Investors Registrable Securities have the right to amend Section 2.11 of the Registration Rights Agreement;
WHEREAS, the Majority Investors Holders party to this Amendment currently hold a majority of the Preferred Investors Registrable Securities; and
WHEREAS, the Majority Investors Holders and the Company desire to amend Section 2.11(a) of the Registration Rights Agreement to modify the terms and conditions upon which the Company is obligated to file a Preferred Investors Registration Statement.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.
SECTION 2. Company Status. The Company hereby represents that it qualifies as a “well-known seasoned issuer” pursuant to Rule 405 of the Securities Act as of the date first written above.
SECTION 3. Amendment.
Section 2.11(a) of the Registration Rights Agreement is hereby amended and restated in its entirety as set forth below:
(a) Upon a demand from a Majority Investors Holder in accordance with this Section 2.11(a), the Company shall use its reasonable best efforts to prepare and file a registration statement under the Securities Act to permit the resale of all of the Preferred Investors Registrable Securities from time to time as permitted by Rule 415 (or any similar provision adopted by the SEC then in effect) of the Securities Act (together with any additional registration statements filed pursuant to this Section 2.11 an “Preferred Investors Registration Statement”). In order for one or more Majority Investors Holders to exercise their right to demand that a registration statement be filed, they must notify the Company in writing indicating the requested filing date of the Preferred Investors Registration Statement (i) at least seven (7) days before the requested filing date if the Company is a “well-known seasoned issuer” under Rule 405 of the Securities Act (or any successor provision) or otherwise is eligible to use Form S-3ASR (including through the application of any applicable grace period after the Company no longer

Execution Version
qualifies as a “well-known seasoned issuer” pursuant to the rules and regulations of the SEC), or (ii) at least thirty (30) days before the requested filing date if the Company is not a “well-known seasoned issuer” under Rule 405 of the Securities Act (or any successor provision) or otherwise is ineligible to use Form S-3ASR. For any Preferred Investors Registration Statement filed under Section 2.11(a)(ii), (x) the Company shall use its reasonable best efforts to cause such Preferred Investors Registration Statement to become effective as promptly as practicable after filing and (y) the Majority Investors Holders shall notify the Company in writing indicating the number of Preferred Investors Registrable Securities sought to be registered, the proposed plan of distribution and the requested filing date of the Preferred Investors Registration Statement as promptly as practicable following such demand. The Company shall promptly advise the Majority Investors Holders if it believes that it will no longer qualify as a “well-known seasoned issuer” in accordance with the rules and regulations of the SEC, including by way of filing any update to an existing Preferred Investors Registration Statement pursuant to Section 10(a)(3) of the Securities Act (“Section 10(a)(3) Update”). In the event that the Company reasonably believes that it will no longer qualify as a “well-known seasoned issuer” upon the filing of a Section 10(a)(3) Update, the Company and the Majority Investors Holders agree to take all reasonable steps to maintain the effectiveness of any existing Preferred Investors Registration Statement (through filing a post-effective amendment or otherwise) and file a new Preferred Investors Registration Statement promptly after the filing of the Section 10(a)(3) Update.
SECTION 4. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED FOR ALL PURPOSES BY THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE WHOLLY PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 4.9 AND SECTION 4.10 OF THE REGISTRATION RIGHTS AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.
SECTION 5. Counterparts. This Amendment may be executed in two or more identical counterparts (including by electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by electronic transmission or otherwise) to the other parties.

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Execution Version
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
COMPANY:

ALBERTSONS COMPANIES, INC.

By:    /s/ Juliette Pryor
                            Name:    Juliette Pryor
Title:    EVP & General Counsel

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Execution Version
APOLLO:

AP AL (PREF BORROWER), L.P.

By:     AP A1 Borrower GP, LLC,
    its general partner

By:    /s/ James Elworth
                            Name:     James Elworth
Title:    Vice President

AP AL CO-INVEST (PREF), L.P.

By:     AP A1 Holdings GP, LLC,
    its general partner

By:    /s/ James Elworth
                            Name:     James Elworth
Title:    Vice President

AA DIRECT, L.P.

By:     AA Direct GP, LLC,
    its general partner

By:    /s/ James Elworth
                            Name:     James Elworth
Title:    Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Execution Version
APOLLO USREF III AL PREF, L.P.

By:     Apollo U.S. Real Estate Advisors III, L.P.,
    its general partner
By:     Apollo U.S. Real Estate Advisors GP III,
LLC,
its general partner

By:    /s/ James Elworth
                            Name:     James Elworth
Title:    Vice President

APOLLO EPF III EQUITY HOLDINGS (DELAWARE), L.P.

By:     Apollo EPF III Advisors, L.P.,
    its general partner
By:     Apollo EPF III Capital Management, LLC,
    its general partner

By:    /s/ James Elworth
                            Name:     James Elworth
Title:    Vice President

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Execution Version
HPS:

ASSURED OFFSHORE, L.P.

By:     HPS Mezzanine Management III, LLC,
its investment manager
By:     HPS Investment Partners, LLC,
its sole member

By:    /s/ Shant Babikian
                            Name:    Shant Babikian
Title:    Managing Director

MEZZANINE PARTNERS III, L.P.

By:     HPS Mezzanine Management III, LLC,
its investment manager
By:     HPS Investment Partners, LLC,
its sole member

By:    /s/ Shant Babikian
                            Name:    Shant Babikian
Title:    Managing Director

AP MEZZANINE PARTNERS III, L.P.

By:     HPS Mezzanine Management III, LLC,
its investment manager
By:     HPS Investment Partners, LLC,
its sole member

By:    /s/ Shant Babikian
                            Name:    Shant Babikian
Title:    Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Execution Version
HPS FUND OFFSHORE SUBSIDIARY XI, L.P.

By:     HPS Mezzanine Management III, LLC,
its investment manager
By:     HPS Investment Partners, LLC,
its sole member

By:    /s/ Shant Babikian
                            Name:    Shant Babikian
Title:    Managing Director

MP 2019 OFFSHORE AB SUBSIDIARY, L.P.

By:     HPS Mezzanine Management 2019, LLC, its investment manager
By:     HPS Investment Partners, LLC,
its sole member

By:    /s/ Shant Babikian
                            Name:    Shant Babikian
Title:    Managing Director

MP 2019 ONSHORE MEZZANINE MASTER, L.P.

By:     HPS Mezzanine Management 2019, LLC, its investment manager
By:     HPS Investment Partners, LLC,
its sole member

By:    /s/ Shant Babikian
                            Name:    Shant Babikian
Title:    Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

Execution Version
MP 2019 AP MEZZANINE MASTER, L.P.

By:     HPS Mezzanine Management 2019, LLC,
its investment manager
By:     HPS Investment Partners, LLC,
its sole member

By:    /s/ Shant Babikian
                            Name:    Shant Babikian
Title:    Managing Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]